UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 12, 2007

GENESIS BIOVENTURES, INC.

(Exact name of registrant as specified in its charter)

New York	1-16291	98-0225226
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10940 Wilshire Boulevard, Suite 600, Los Angeles, CA		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (310) 443-4102

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR. ITEM 8.01 OTHER EVENTS.

The Company held its 2007 Annual Shareholders Meeting on Wednesday, September 12, 2007.  Each of the measures we asked our shareholders to approve was approved by at least a majority vote of our stockholders.  The proposals were as follows: (a) Elect Management’s six nominated directors to hold office until the Company’s 2008 Annual Shareholders Meeting.  The board of directors will include Douglas Lane, our Chief Executive Officer, Barrett Evans, Jeffrey Conrad, Jonathan Atzen, Victor Voebel and Robert Lutz;  (b) Approve the ratification of the selection of the Company’s independent registered public accounting firm, Jaspers and Hall, P.C.; (c) Approve the Company’s Reincorporation from New York to Nevada; (d) Approve an amendment to the Certificate of Incorporation to change the Corporate Name to ABVIVA;  (d) Authorize a Reverse Stock Split of the Company’s Common Stock in the range of 7:1 to 20:1 as Determined in the Sole Discretion of the Company’s Board of Directors; (e) Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 100,000,000 to 200,000,000; and (f) Approve the Company’s 2007 Consultant Stock Plan.  The Company will as soon as practical take the necessary steps to implement the approved proposals.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of wireless networks or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesis BioVentures, Inc.
(Registrant)

Date	September 24, 2007

/s/ Douglas Lane
(Signature)
Print Name: Douglas C. Lane
Title: Chief Executive Officer